UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 13, 2007
Dollar Financial Corp.
(Exact Name of Issuer as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission File Number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310 Berwyn, Pennsylvania (Address of Principal Executive Offices)	19312 (Zip Code)
(610) 296-3400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On July 13, 2007, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Dollar Financial Corp., a Delaware corporation (the “Company”), approved, and the Board ratified and approved, the following actions:
Supplemental Deferred Award Plan for Canadian Participants
          The Committee authorized and adopted, and the Board ratified and approved, the Supplemental Deferred Award Plan for Canadian Participants (the “Plan”). The Plan provides certain employees of the Company’s Canadian subsidiary, National Money Mart Company, including, Sydney Franchuk, a named executive officer of the Company, (each a “Participant” and collectively the “Participants”), with an opportunity to receive, as determined by the Company, a discretionary bonus to be paid in a year subsequent to that in which the bonus was earned. In each Plan year, the Company may, in its sole discretion, award a bonus or bonuses to the Participant in an amount, and under such circumstances, as the Company shall determine. The vesting schedule for each bonus award shall be determined by the Company at the time each award is granted. The deferred compensation awards to Mr. Franchuk that were previously announced in the Company’s Form 8-K, filed on July 5, 2007, will be made pursuant to the Plan.
     A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan.
Special Retention Bonus Awards
          The Committee and the Board authorized and approved the grant of special retention cash bonus awards to certain members of Company management in the aggregate amount of $1,500,000 (each a “Bonus Award” and collectively the “Bonus Awards”), including Bonus Awards to the named executive officers set forth in the table below. One-third of the Bonus Awards were vested and paid upon issuance, one-third will vest as of, and be paid on or about, June 30, 2008, and the remaining one-third will vest as of, and be paid on or about, June 30, 2009, subject to certain terms and conditions of each Bonus Award as set forth in an award letter for each recipient (“Award Letter”).
          The Bonus Awards included the following specified amounts to the following named executive officers of the Company:

Named Executive Officer	Title	Bonus Award

Randy Underwood	Executive Vice President and	$200,000
	Chief Financial Officer

Paul Mildenstein	Senior Vice President — United	$150,000
	Kingdom Operations

     A copy of the Award Letters for Messrs. Underwood and Mildenstein are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing description of the Award Letter is qualified in its entirety by reference to the full text of the attached Award Letters.
Item 9.01. Financial Statements and Exhibits
(d)	The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description

10.1	Dollar Financial Corp. Supplemental Executive Deferred Award Plan for Canadian Participants.

10.2	Dollar Financial Corp. Special Retention Award Letter to Randy Underwood.

10.3	Dollar Financial Corp. Special Retention Award Letter to Paul Mildenstein.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: July 19, 2007	By:	/s/ Randy Underwood
		Name:	Randy Underwood
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Dollar Financial Corp. Supplemental Executive Deferred Award Plan for Canadian Participants.

10.2	Dollar Financial Corp. Special Retention Award Letter to Randy Underwood.

10.3	Dollar Financial Corp. Special Retention Award Letter to Paul Mildenstein.